EXHIBIT 99.1

Anchor BanCorp Wisconsin Inc. Announces Fourth Quarter and Fiscal Year End Earnings

MADISON, Wis., June 7, 2007 (PRIME NEWSWIRE) -- Anchor BanCorp Wisconsin Inc. (Nasdaq:ABCW) announced net income of $8.2 million for the quarter ended March 31, 2007, and net income of $39.0 million for the twelve-month period ended March 31, 2007. This compares to net income for the same quarter of the previous fiscal year of $11.5 million and net income for the previous full fiscal year of $44.7 million.

Diluted earnings per share were $.38 for the quarter ended March 31, 2007, as compared to $.53 for the same quarter last year. Diluted earnings per share were $1.80 for the twelve-month period ended March 31, 2007, which compares to $2.03 for the same twelve-month period last year.

Interest income increased 13.4% for the quarter ended March 31, 2007 to $71.4 million and increased 17.7% to $280.7 million for the entire fiscal year ended on the same date. "The sluggish housing market, general slow down in the economy as well as the flat and at times inverted yield curve over this past fiscal year has put pressure on our earnings," said Douglas J. Timmerman, President. Cost of funds rose to 4.08% from 3.11% a year ago for the quarter ended March 31, 2007 and to 3.80% for the full fiscal year ended March 31, 2007 from 2.80% the previous year. With strong competition holding loan rates down, net interest margin declined from 3.35% to 2.81% for the quarter ended March 31, 2007, and from 3.36% to 3.06% for the twelve-month period ended March 31, 2007. "In addition, due to the cooling economy and the increase in classified assets, we added to our allowance for loan losses," said Timmerman. The provision for loan losses was increased by $7.4 million during the fiscal year ended March 31, 2007 to $11.3 million from $3.9 million for the fiscal year ended March 31, 2006. This increase, offset by net charge-offs of $6.3 million during the fiscal year, brings the allowance for loan losses to $20.5 million as of March 31, 2007. "All these factors contributed to our earnings decline," added Timmerman.

"However, our strong growth continued this past fiscal year, with total assets increasing 6.2% to over $4.5 billion and total deposits increasing 6.8% to over $3.2 billion," said Timmerman.

Continued growth will be supported by the recent re-location of AnchorBank's grocery store-based location on the far west side of Madison to a full-service, stand-alone office. This full-service branch will better position AnchorBank to capitalize on brisk population growth in this area. New branches are also planned in 2007 for Ashwaubenon, WI and Brookfield, WI, extending AnchorBank's growing franchise in the greater Green Bay and Milwaukee markets.

During the quarter ended March 31, 2007, 276,600 shares were purchased under a previously authorized repurchase program. The repurchases are made from time to time in open-market and/or negotiated transactions as, in the opinion of management, market conditions may warrant.

A dividend of $.17 per share was declared by the Board of Directors and paid to shareholders of record as of April 30, 2007.

Anchor BanCorp's stock is traded on the over-the-counter market under the NASDAQ symbol ABCW. AnchorBank fsb, the wholly owned subsidiary, has 59 full-service offices and two loan origination only offices. All are located in Wisconsin.

This news release contains certain forward-looking statements based on unaudited financial statements, results of operations and business of Anchor BanCorp. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include changes in general economic conditions, deposit flows, loan demand, asset quality, competition, legislation or regulation and accounting principles, policies or guidelines affecting reports filed with the Securities and Exchange Commission for financial and business information regarding Anchor BanCorp, including information which could affect Anchor BanCorp's forward-looking statements.

                    ANCHOR BANCORP WISCONSIN INC.
                         FINANCIAL HIGHLIGHTS

           (Dollars in thousands - except per share amounts)
                              (Unaudited)

                              Three Months Ended   Twelve Months Ended
                                   March 31,            March 31,
                             -------------------   -------------------
                               2007       2006       2007       2006
                             -------------------   -------------------
 Operations Data:
  Net interest income        $ 29,834   $ 33,294   $128,046   $132,704
  Provision for loan
   losses                       4,050      1,450     11,255      3,900
  Net gain on sale of
   loans                          465      1,348      3,459      2,808
  Real estate
   investment
   partnership
   revenue                      2,851      4,524     18,977     33,974
  Other non-interest
   income                       8,205      8,063     31,563     30,194
  Real estate
   investment
   partnership cost
   of sales                     3,153      3,791     17,607     28,509
  Other non-interest
   expense                     21,410     22,534     89,866     89,938
  Minority interest
   in income (loss)
   of real estate
   partnership
   operations                    (573)        29       (241)     1,723
  Income before
   income taxes                13,315     19,425     63,558     75,610
  Income taxes                  5,086      7,973     24,586     30,927
  Net income                    8,229     11,452     38,972     44,683

 Selected Financial
   Ratios (a):

  Yield on earning
   assets                        6.73%      6.34%      6.71%      6.05%
  Cost of funds                  4.08       3.11       3.80       2.80
  Interest rate spread           2.65       3.23       2.91       3.25
  Net interest margin            2.81       3.35       3.06       3.36
  Return on average
   assets                        0.74       1.10       0.89       1.08
  Return on average
   equity                        9.72      14.46      11.75      14.16
  Average equity to
   average assets                7.61       7.59       7.55       7.62
  Non-interest expense
   to average assets             2.21       2.52       2.45       2.86

 Per Share:

  Basic earnings per
   share                       $ 0.39     $ 0.54     $ 1.82     $ 2.07
  Diluted earnings
   per share                     0.38       0.53       1.80       2.03
  Dividends per share            0.17       0.16       0.67       0.62
  Book value per share          15.55      14.69      15.55      14.69

                                          March 31,
                                  ------------------------------------
                                                               Percent
                                      2007          2006       Change
                                  ------------------------------------
 Financial Condition:
  Total assets                    $ 4,539,685   $ 4,275,140       6.2%
  Loans receivable,
   net
   Held for sale                        4,474         5,509      (18.8)
   Held for investment              3,874,049     3,614,265        7.2
  Investment
   securities
   available for sale,
   at fair value                       73,545        49,521       48.5
  Mortgage-related
   securities
   available for sale,
   at fair value                      247,971       247,438        0.2
  Mortgage-related
   securities held to
   maturity, at
   amortized cost                          68            77      (11.7)
  Deposits                          3,248,246     3,040,217        6.8
  Borrowings                          900,477       861,861        4.5
  Stockholders' equity                336,866       321,025        4.9
  Allowance for loan losses            20,517        15,570       31.8
  Non-performing assets                54,452        15,721      246.4

  (a) Annualized when appropriate.

                     ANCHOR BANCORP WISCONSIN INC.
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                              (Unaudited)

                                             March 31,       March 31,
                                               2007            2006
                                            --------------------------
                                                   (In Thousands)
 Assets

  Cash and cash equivalents                   $ 122,038      $ 152,544
  Investment securities
   available for sale, at fair
   value                                         73,545         49,521
  Mortgage-related securities
   available for sale, at fair
   value                                        247,971        247,438
  Mortgage-related securities
   held to maturity, at
   amortized cost                                    68             77
  Loans receivable, net

   Held for sale                                  4,474          5,509
   Held for investment                        3,874,049      3,614,265
  Foreclosed properties and
   repossessed assets, net                        7,411          2,192
  Real estate held for
   development and sale                          60,303         54,330
  Office properties and
   equipment                                     32,034         29,867
  Other assets                                  117,792        119,397
                                            -----------    -----------
     Total assets                           $ 4,539,685    $ 4,275,140
                                            ===========    ===========

 Liabilities and Stockholders'
  Equity

  Deposits

    Non-interest bearing                      $ 241,234      $ 242,924
    Interest bearing                          3,007,012      2,797,293
                                            -----------    -----------
       Total Deposits                         3,248,246      3,040,217
 Short-term borrowings                          472,400        186,200
 Long-term borrowings                           428,077        675,661
  Other liabilities                             46,610         45,040
                                            -----------    -----------
     Total liabilities                       4,195,333       3,947,118
                                            -----------    -----------

  Minority interest in real
   estate partnerships                            7,486          6,997
                                            -----------    -----------
  Preferred stock, $.10 par
   value, 5,000,000 shares
   authorized, none outstanding                    --              --
  Common stock, $.10 par value,
   100,000,000 shares
   authorized, 25,363,339
   shares issued                                  2,536          2,536
  Additional paid-in capital                     72,122         70,517

  Retained earnings,
   substantially restricted                     359,570        340,364

  Accumulated other
   comprehensive loss                              (542)        (2,558)
  Treasury stock (3,694,245
   shares and 3,509,036 shares,
   respectively), at cost                       (91,751)       (82,144)
  Deferred compensation
   obligation                                    (5,069)        (7,690)
                                            -----------    -----------
     Total stockholders' equity                 336,866        321,025
                                            -----------    -----------
     Total liabilities,
      minority interest and
      stockholders' equity                  $ 4,539,685    $ 4,275,140
                                            ===========    ===========

                     ANCHOR BANCORP WISCONSIN INC.
                   CONSOLIDATED STATEMENTS OF INCOME

                              (Unaudited)

                             Three Months Ended   Twelve Months Ended
                                  March 31,             March 31,
                               2007       2006      2007        2006
                             -------------------   -------------------
                             (In Thousands - except per share amounts)

 Interest income:

  Loans                      $ 66,876   $ 58,811   $261,655   $220,004
  Mortgage-related
   securities                   3,061      2,910     12,139     11,548
  Investment
   securities                     999        742      4,581      3,649
  Interest-bearing
   deposits                       433        461      2,317      3,349
                             --------   --------   --------   --------
    Total interest
     income                    71,369     62,924    280,692    238,550
 Interest expense:

  Deposits                     31,684     21,704    116,404     76,550
  Short-term
   borrowings                   5,506      2,193     15,537      9,918
  Long-term
   borrowings                   4,345      5,733     20,705     19,378
                             --------   --------   --------   --------
    Total interest
     expense                   41,535     29,630    152,646    105,846
                             --------   --------   --------   --------
    Net interest
     income                    29,834     33,294    128,046    132,704
 Provision for loan
  losses                        4,050      1,450     11,255      3,900
                             --------   --------   --------   --------
    Net interest
     income after
     provision for
     loan losses               25,784     31,844    116,791    128,804
 Non-interest income:

 Real estate
  investment
  partnership revenue           2,851      4,524     18,977     33,974
 Loan servicing
  income                        1,279      1,405      4,847      5,084
 Credit enhancement
   income                         419        415      1,672      1,632
 Service charges on
  deposits                      2,594      2,206     10,223      9,290
 Investment and
  insurance
  commissions                     819        776      3,620      2,673
 Net gain on sale of
  loans                           465      1,348      3,459      2,808
 Net (loss) gain on
  sale of investments
  and mortgage-
  related securities              --        (112)      (283)       282
 Other revenue from
  real estate
  operations                    1,975      1,921      6,560      5,304
 Other                          1,119      1,452      4,924      5,929

    Total
     non-interest
     income                    11,521     13,935     53,999     66,976
 Non-interest expense:

  Compensation                  9,892     10,761     43,537     44,793
  Real estate
   investment
   partnership cost
   of sales                     3,153      3,791     17,607     28,509
  Occupancy                     2,111      1,963      7,999      7,107
  Furniture and
   equipment                    1,452      1,652      5,918      6,261
  Data processing               1,526      1,578      6,031      5,652
  Marketing                       771        641      4,234      3,935
  Other expenses from
   real estate
   partnership
   operations                  2,196       2,739      8,831      9,460
  Other                        3,462       3,200     13,316     12,730
                             --------   --------   --------   --------
     Total
      non-interest
      expense                 24,563      26,325    107,473    118,447
                             --------   --------   --------   --------
   Minority interest
    in income (loss)
    of real estate
    partnership
    operations                   (573)        29       (241)     1,723
                             --------   --------   --------   --------
    Income before
     income taxes              13,315     19,425     63,558     75,610
 Income taxes                   5,086      7,973     24,586     30,927
                             --------   --------   --------   --------
    Net income               $  8,229   $ 11,452   $ 38,972   $ 44,683
                             ========   ========   ========   ========

 Earnings per share:
 Basic                         $ 0.39     $ 0.54     $ 1.82     $ 2.07
 Diluted                         0.38       0.53       1.80       2.03

CONTACT:  Anchor BanCorp Wisconsin Inc.
          Michael Helser, CFO
           (608) 252-1810
          Douglas J. Timmerman, President
           (608) 252-8782